SHARE- BASED COMPENSATION (Schedule of Compensation Cost of Equity-Based Awards) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Research and development, net	$ 1,404	$ 214
Business development	897	123
General and administrative	488	110
Total share-based compensation	$ 2,789	$ 447